UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2021

CREATIVE LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52883 (Commission File Number)	20-4456503 (IRS Employer Identification No.)

1637 S. Main St.

Milpitas, CA 95035

(Address of principal executive office) (Zip Code)

(904) 824-3133

(Registrants’ telephone number, including area code)

475 W Townplace, Suite A

St Augustine, FL 32092

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement to Acquire DriveItAway, Inc.

On December 7, 2021, Creative Learning Corporation (the “Company”), DriveItAway, Inc., a Delaware corporation (“DIA”), and the existing shareholders of DIA executed an Agreement and Plan of Share Exchange (the “Share Exchange Agreement”), under which the Company would acquire all of the issued and outstanding common stock of DIA by issuing one share of Series A Convertible Preferred Stock (the “Series A Preferred”) of the Company for each outstanding share of DIA common stock (the “Share Exchange”). As a result of the Share Exchange, DIA will become a wholly-owned subsidiary of the Company.

Each share of Series A Preferred will be convertible into that number of shares of common stock of the Company which would entitle the Series A Preferred holders to 85% of the Company’s common stock, determined on a fully-diluted basis, but prior to any shares issued or issuable as a result of the Financing (as defined below). The exact conversion rate of the Series A Preferred will be determined at closing of the Share Exchange. In addition, each share of Series A Preferred will be entitled to dividends and voting rights on an “as converted” basis with the common stockholders.

Upon closing of the Share Exchange, all of the existing members of the board of directors (the “Board”) of the Company have agreed to resign, and John Possumato, Adam Potash and Paul Patrizio will be appointed to the Company’s Board. Upon closing of the Share Exchange, Christopher Rego and Rod Whiton have agreed to resign as officers, and upon their resignation John Possumato will be appointed chief executive officer and Adam Potash will be appointed chief operating officer. Mike Elkin has agreed to remain as chief financial officer of the Company.

The closing of the Share Exchange is contingent on the satisfaction or waiver of a number of conditions, including without limitation:

●	That all representations and warranties of each party remain true and correct in all material respects;

●	That each party shall have complied in all material respects with any agreements or covenants in the Share Exchange Agreement;

●	That each party has obtained all consents or approvals necessary to consummate the Share Exchange;

●	The satisfactory completion of due diligence by both the Company and DIA;

●	The filing by the Company of its annual report on Form 10-K for the fiscal year ended September 30 2021;

●	The completion of an audit of the financial statements of DIA, or the receipt of a letter from the Company’s auditor confirming that there are no reasons that an unqualified audit (other than a going concern qualification) can be completed by January 31, 2022;

●	At least ten (10) days shall have passed since the distribution to all Company shareholders of an information statement in accordance with SEC Rule 14f-1;

●	The execution of the Share Exchange Agreement by any shareholders of DIA who have not previously executed it;

●	The receipt of subscriptions for at least $700,000 in a private offering by the Company (the “Financing”).

DIA is the first national dealer focused mobility platform that enables car dealers to sell more vehicles in a seamless way through eCommerce, with its exclusive “Pay as You Go” app-based subscription program. DIA provides a comprehensive turn-key, solutions driven program with proprietary mobile technology and driver app, insurance coverages and training to get dealerships up and running quickly and profitably in emerging online sales opportunities. The company is planning to soon to expand its easy and transparent consumer app ’subscription to ownership’ platform to enable entry level consumers to drive and acquire new Electric Vehicles. For further information, please see www.driveitaway.com.

Separately, the Company expects to sell its learning business, which consists of its five wholly-owned subsidiaries following the closing of the Share Exchange.

Sale Agreement with StroomX, LLC

On December 7, 2021, the Company entered into a Sale Agreement with StroomX, LLC (the “Purchaser”), under which the Company agreed to sell all of the Company’s subsidiaries (the “Learning Subsidiaries”) involved in its learning business (the “Learning Business”), as well as any assets of the Learning Business that are not owned by the Learning Subsidiaries, to the Purchaser. In connection with the sale, the Purchaser agreed to assume all liabilities of the Learning Business, and to indemnify and hold the Company harmless from any such liabilities. The Purchaser is controlled by Christopher Rego, the Company’s current chief executive officer. Closing of the sale will occur after the closing of the Share Exchange.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms of the Share Exchange, the Company will commence an offering of Units, each of which consists of one share of common stock and one warrant to purchase one share of common stock for $0.40 per share until the fifth anniversary of the issuance of the warrant. The offering price of the Units is $0.20 per Unit. The minimum amount of the offering is 3,500,000 Units, or $700,000, and the maximum amount of the offering is 7,500,000 Units, or $1,500,000. The proceeds of the offering will be used to pay costs of the offering, costs of the Share Exchange, and the remainder will be used for working capital for DIA’s business. The offering is being conducted pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 506.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on December 9, 2021. A copy of the press release is attached as Exhibit 99.1.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1*	Agreement and Plan of Share Exchange dated December 7, 2021 by and among the Company, Driveitaway, Inc., and the DriveitAway, Inc. shareholders signatory thereto.

10.2	Sale Agreement dated December 7, 2021 by and between the Company and StroomX, LLC.

99.1	Press Release dated December 9, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

* The exhibits to the Share Exchange Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish copies of any of such exhibits to the SEC upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE LEARNING CORPORATION

Dated: December 13, 2021	By:	/s/ Rod Whiton
	Name:	Rod Whiton
	Title:	President